UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015 (August 6, 2015)

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On August 6, 2015, U.S. Physical Therapy, Inc. (the “Company”) reported its results for the second quarter and six months ended June 30, 2015 and will hold a conference call with investors at 9:30 Central Time on August 6. During the conference call, Adjusted EBITDA, a non-GAAP financial measure, for the trailing twelve months ended June 30, 2015 will be discussed.

The following table reconciles adjusted net income attributable to common shareholders, the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), to Adjusted EBITDA. Management believes providing Adjusted EBITDA to investors is useful information for comparing the Company’s period-to-period results.  Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and equity compensation expense.

Adjusted EBITDA is not a measure of financial performance under GAAP. Items used to compute Adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to, or substitute for, net income attributable to common shareholders or net income including noncontrolling interests data presented in the consolidated financial statements as indicators of financial performance. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP, and is thus susceptible to varying calculations, this measurement may not be comparable to other similarly titled measures of other companies.

For the trailing twelve months ended June 30, 2015 (in thousands):

Net revenues	$317,635

Net income attributable to U. S. Physical Therapy, Inc.	20,663

Adjustments:
Depreciation and amortization	7,589
Interest, net (income) / expense	972
Noncontrolling interests	9,286
Equity grant expense	3,976
Provision for income taxes	13,846

Adjusted EBITDA from operations including noncontrolling interests	56,332

Noncontrolling interests	(9,286)

Adjusted EBITDA	$47,046

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: August 6, 2015	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)

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